Filed Pursuant to Rule 497(a)

File No. 333-223999

Rule 482AD

Investcorp Credit Management BDC, Inc. Prices Public Offering of $65 Million of 4.875% Notes Due 2026

New York, New York – March 24, 2021 – Investcorp Credit Management BDC, Inc. (formerly CM Finance Inc) (the “Company”) (NASDAQ: ICMB) announced today that it has priced a registered public offering of $65 million in aggregate principal amount of its 4.875% notes due 2026 (the “Notes”), which will result in net proceeds to the Company of approximately $63.1 million based on a public offering price of 99.453% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and estimated offering expenses payable by the Company.

The Notes will mature on April 1, 2026 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 4.875% per year, payable semi-annually on April 1 and October 1 of each year, beginning on October 1, 2021.

The offering is subject to customary closing conditions and is expected to close on March 31, 2021.

The Company intends to use net proceeds from this offering to redeem all of the outstanding 6.125% Notes due 2023 (the “2023 Notes”) and to fund investments in middle-market companies in accordance with the Company’s investment objective and strategies and for working capital and general corporate purposes. As of March 19, 2021, the Company had approximately $51.4 million aggregate principal amount outstanding of the 2023 Notes. The 2023 Notes bear interest at 6.125% per year and have a maturity date of July 1, 2023.

Raymond James & Associates, Inc. is acting as sole book-running manager for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated March 24, 2021, and accompanying prospectus, dated April 10, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, for free by visiting the SEC’s website at www.sec.gov or by contacting Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863.

About Investcorp Credit Management BDC, Inc.

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company seeks to invest primarily in middle-market companies that have annual revenues of at least $50mm and earnings before interest, taxes, depreciation and amortization of at least $15mm. The Company’s investment activities are managed by its investment adviser, CM Investment Partners LLC. To learn more about Investcorp Credit Management BDC, Inc., please visit www.icmbdc.com.

Forward-Looking Statements

Statements included herein may contain “forward-looking statements,” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission, including the final prospectus supplement that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein, except as required by law. All forward-looking statements speak only as of the date of this press release.

CONTACT:	Investcorp Credit Management BDC, Inc.
Investor Relations
Email: icmbinvestorrelations@investcorp.com
Phone: 212-257-5182